Scientific Games Announces Pricing of a Private Offering of $350.0 Million of 5.000% Senior Secured Notes Due 2025

LAS VEGAS, Oct. 3, 2017 /PRNewswire/ -- Scientific Games Corporation (NASDAQ: SGMS) ("Scientific Games" or "the Company") today announced that its wholly owned subsidiary, Scientific Games International, Inc. ("SGI"), has priced $350.0 million in aggregate principal amount of 5.000% senior secured notes due 2025 (the "Notes") at an issue price of 100.0% in a previously announced private offering.

The Notes will be guaranteed on a senior basis by Scientific Games and certain of its subsidiaries. The Notes will be secured by liens on the same collateral that secures indebtedness under Scientific Games' existing credit agreement and SGI's 7.000% senior secured notes due 2022.

Scientific Games intends to use the net proceeds of the Notes offering, together with cash on hand and borrowings under the Company's existing revolving credit facility, to finance the Company's pending acquisition (the "NYX Acquisition") of NYX Gaming Group Limited and its subsidiaries ("NYX"), including the refinancing of certain indebtedness of NYX, and to pay related fees and expenses. The offering of the Notes is not conditioned upon the consummation of the NYX Acquisition. If the NYX Acquisition is not consummated for any reason or other corporate needs arise, the Company may use the net proceeds from the offering of the Notes for general corporate purposes, which may include the prepayment of term loan borrowings under the Company's existing credit agreement.

The offering is currently expected to close on October 17, 2017, subject to customary conditions.

The Notes will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The Notes will be offered only to qualified institutional buyers in accordance with Rule 144A and to non-U.S. Persons under Regulation S under the Securities Act.

This press release does not and will not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor will there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

About Scientific Games
Scientific Games Corporation (NASDAQ: SGMS) is the global leader in technology-based gaming systems, table games, table products and instant ticket games and a leader in products, services and content for gaming, lottery and interactive markets. Scientific Games delivers what customers and players value most: trusted security, creative content, operating efficiencies and innovative technology. Today, we offer customers a fully integrated portfolio of technology platforms, robust systems, engaging content and unrivaled professional services. For more information, please visit ScientificGames.com. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Investor Relations:
Bill Pfund +1 702-532-7663
Vice President, Investor Relations
bill.pfund@scientificgames.com

Media Relations:
Susan Cartwright +1 702-532-7981
Vice President, Corporate Communications
susan.cartwright@scientificgames.com

Forward-Looking Statements
In this press release, Scientific Games makes "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as "may," "will," "estimate," "intend," "plan," "continue," "believe," "expect," "anticipate," "target," "should," "could," "potential," "opportunity," "goal," or similar terminology. These statements are based upon management's current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things: competition; U.S. and international economic and industry conditions, including slow growth of new gaming jurisdictions, slow addition of casinos in existing jurisdictions, and declines in the replacement cycle of gaming machines; ownership changes and consolidation in the gaming industry; opposition to legalized gaming or the expansion thereof; inability to adapt to, and offer products that keep pace with, evolving technology, including any failure of our investment of significant resources in our R&D efforts; inability to develop successful products and services and capitalize on trends and changes in our industries, including the expansion of internet and other forms of interactive gaming; laws and government regulations, including those relating to gaming licenses and environmental laws; dependence upon key providers in our social gaming business; inability to retain or renew, or unfavorable revisions of, existing contracts, and the inability to enter into new contracts; level of our indebtedness, higher interest rates, availability or adequacy of cash flows and liquidity to satisfy indebtedness, other obligations or future cash needs; inability to reduce or refinance our indebtedness; restrictions and covenants in our debt agreements, including those that could result in acceleration of the maturity of our indebtedness; protection of our intellectual property, inability to license third party intellectual property, and the intellectual property rights of others; security and integrity of our products and systems and reliance on or failures in information technology and other systems; challenges or disruptions relating to the implementation of a new global enterprise resource planning system; failure to maintain internal control over financial reporting; natural events that disrupt our operations or those of our customers, suppliers or regulators; inability to benefit from, and risks associated with, strategic equity investments and relationships; uncertainties relating to our pending acquisition of NYX; inability to complete our pending acquisition of NYX; failure to achieve the intended benefits of our acquisitions, including the pending acquisition of NYX; incurrence of restructuring costs; implementation of complex revenue recognition standards or other new accounting standards; changes in estimates or judgments related to our impairment analysis of goodwill or other long-lived assets; fluctuations in our results due to seasonality and other factors; dependence on suppliers and manufacturers; risks relating to foreign operations, including fluctuations in foreign exchange rates, restrictions on the payment of dividends from earnings, restrictions on the import of products and financial instability, including the potential impact to our business resulting from the affirmative vote in the U.K. to withdraw from the EU, and the potential impact to our instant lottery game concession or VLT lease arrangements resulting from the recent economic and political conditions in Greece; changes in tax laws or tax rulings, or the examination of our tax positions; dependence on our key employees and uncertainties relating to our ability to attract and retain employees, including as a result of our pending acquisition of NYX; litigation and other liabilities relating to our business, including litigation and liabilities relating to our contracts and licenses, our products and systems, our employees (including labor disputes), intellectual property, environmental laws and our strategic relationships; influence of certain stockholders; and stock price volatility.

Additional information regarding risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the SEC, including the Company's current reports on Form 8-K, quarterly reports on Form 10-Q and its latest annual report on Form 10-K filed with the SEC on March 3, 2017 (including under the headings "Forward Looking Statements" and "Risk Factors"). Forward-looking statements speak only as of the date they are made and, except for Scientific Games' ongoing obligations under the U.S. federal securities laws, Scientific Games undertakes no and disclaims any obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.